PROSPECT GENERATION AGREEMENT
                          -----------------------------

     This Prospect Generation Agreement ("Agreement") is executed as of May 1, 2004, ("Effective Date") between PETROSEARCH CORPORATION, A TEXAS CORPORATION ("Petrosearch") and BARBEE EXPLORATION, INC. ("Barbee Group").

                                    RECITALS:

     A. Barbee Group, which is an organization comprised of several experienced geologists, has identified to Petrosearch multiple, potentially productive, geologic prospects within the area known as the Anadarko Basin of Western Oklahoma, Eastern Colorado and Northern Texas, each of which is projected to contain multiple drillsites and geologic zones of interest, subject to the availability of the underlying leases which are not currently in place (collectively, including future identified prospects, being herein called the "Prospects").

     B. Barbee Group has offered to Petrosearch for its exploration subsidiaries and Petrosearch desires to accept, the first and prior exclusive right and opportunity to acquire any and all Prospects generated by Barbee Group, and Petrosearch and Barbee Group desire to enter into this Agreement to stipulate as to the terms and conditions of the strategic alliance, including specific stipulations regarding the initial ten (10) Prospects.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Petrosearch and Barbee Group agree as follows:

     1.     FUNDING  OF  INITIAL  TEN (10) PROSPECTS.   Petrosearch shall pay to
            -----------------------------------------
Barbee Group, upon execution hereof, the sum TWENTY THOUSAND AND NO/100 DOLLARS ($20,000.00) [the "Initial Capital Costs Payment"], which shall be allocated to the Prospects delivered to and accepted by Petrosearch in the month of May as a portion of the acquisition costs related to each such Prospect. The Initial Capital Costs Payment shall be considered non-refundable and shall be allocated to the Prospects delivered and accepted by Petrosearch in the sole discretion of Petrosearch. As to each accepted Prospect, Petrosearch shall thereafter design and fund, in its sole discretion, a leasing program with area land personnel in order to secure the oil and gas leases necessary to complete the Prospect acreage, subject to lease availability. Commencing with the second month of this Agreement and continuing for each additional month of the Term (defined below), Petrosearch shall pay to Barbee Group a like cash payment of $20,000.00 which shall be allocated as an advance Capital Costs Payment to be allocated among the additional prospects delivered in that month.

     2.     ADDITIONAL  CONSIDERATION  FOR PURCHASE-COMMON STOCK.  As additional
            -----------------------------------------------------
consideration for the capital costs of the Prospects delivered by Barbee Group to Petrosearch, Petrosearch shall assign and deliver to Barbee Group, or its identified designees, ONE HUNDRED THOUSAND shares of Petrosearch Common Stock, par value $0.001. The shares shall be restricted shares in accordance with the provisions of SEC Rule 144(a)(3) and the certificate evidencing same shall contain a customary Rule 144 legend. The shares shall be allocated to the initial ten (10) Prospects as a part of the non refundable capital costs of acquisition. Petrosearch and Barbee Group further stipulate and agree that no warranties and representations are made by Petrosearch or its officers, directors or representatives regarding the current or future value of such shares of Common Stock.

     3.     ADDITIONAL  CONSIDERATION  FOR PURCHASE-OVERRIDING ROYALTY INTEREST.
            --------------------------------------------------------------------
As additional consideration for the Prospects delivered by Barbee Group to Petrosearch, Petrosearch shall assign to Barbee Group or its identified designees an overriding royalty in each oil and gas lease acquired by Petrosearch in the identified Prospect an overriding royalty interest equal to


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five  and  one quarter percent of one hundred percent (5.25% of 100%) of the oil and gas produced and saved from the lands covered by the leases, all subject to proportionate reduction for leases covering less than one hundred percent (100%) of the underlying mineral fee simple interests. Such assignments shall be delivered to Barbee Group or designees promptly after acquisition of the oil and gas leases by Petrosearch. Barbee Group shall bear the costs associated with recordation of the overriding royalty assignments. A form of Overriding royalty assignment is attached hereto as Exhibit A.

     4.     TERM  OF AGREEMENT.  This Agreement shall continue for a term of six
            -------------------
(6) months from the Effective Date, but shall automatically renew for like six-month periods thereafter unless either party notifies the other party in writing of its election to terminate this Agreement at least six (6) months prior to the end of the particular period in which the notice is given.

     5.     REVIEW  PERIOD, RIGHT TO REJECT AND PRESERVATION OF CONFIDENTIALITY.
            --------------------------------------------------------------------
Petrosearch shall have up to sixty (60) days (the "Review Period") to review the Prospect information provided by Barbee Group in order to determine whether the Prospect is suitable for its purposes. Petrosearch agrees to advise Barbee Group in writing of its rejection or acceptance of a Prospect within the Review Period. If a Prospect is rejected, Barbee Group may thereafter present the Prospect to third parties for consideration. In order to preserve confidentiality and to prevent competition for leases, Barbee Group shall not present its Prospects to any third parties for consideration during the Review Period or after acceptance of a Prospect by Petrosearch. Petrosearch and Barbee Group agree that this covenant of exclusivity and confidentiality is a material consideration for the cash, shares and overriding royalty consideration to be provided to Barbee Group under this Agreement, and, in connection therewith, Barbee Group shall cause its personnel to maintain confidentiality and to refrain from participating in or assisting any third party from competing with Petrosearch in the area of an accepted Prospect. Barbee Group shall execute contemporaneously with this Agreement the form of Confidentiality and Non-Circumvention Agreement attached hereto as Exhibit "B" in order to further these covenants and in order to allow the free flow of information between Petrosearch and Barbee Group regarding development of the Prospects without violating Federal Securities guidelines regarding public disclosures, including the guidelines set forth in Regulation FD.

     6.     RIGHT  TO PARTICIPATE IN DEVELOPMENT.  Future development operations
            ------------------------------------
on the Prospects shall be conducted by Purchaser's affiliate, Petrosearch Operating Company, L.L.C. for the benefits of Petrosearch's various subsidiaries. At Barbee Group's election, Barbee Group shall have the right to participate, at cost and without promotion, as a non-operating working interest owner of up to five percent (5%) interest (proportionately reduced where Petrosearch does not own 100% of the working interest in the proposed well) in each well to be drilled on a Prospect generated by Barbee Group. Once Barbee Group elects a percentage participation level for the first well in a Prospect (e.g. 3%, 4%, 5%, etc.), that percentage level shall be the maximum percentage
 ----
(but not the minimum percentage) made available to Barbee Group for the additional wells in that Prospect in order to facilitate Petrosearch's responsibilities to other participants in the Prospect. Petrosearch shall propose an AFE (Authority For Expenditures) to Barbee Group as to each such well and Barbee Group shall have thirty (30) days within which to pay, in cash, the dry hole costs reflected. Each participant, including Barbee Group, shall be given a 15-day cash call as to completion attempts and failure to fund the completion cost cash call within the 15-day period shall be deemed an election not to participate in completion. The parties shall enter into an A.A.P.L. Model Form Operating Agreement (1989) providing for operation by Petrosearch Operating Company, L.L.C. and containing "drill or drop" provisions governing cash calls (i.e. failure to fund will result in the participant forfeiting further participation in the particular well and all future wells in that Prospect). Barbee Group shall have access, to all physical facilities (at its sole risk), leases, title work, and Prospect records, including the right to audit same at Barbee Group's expense.


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     7.     TIME  IS  OF  ESSENCE/ATTORNEYS  FEES.  Time  is of the essence with
            -------------------------------------
respect to this Agreement and each party hereto shall have the right to specific performance as to the obligations set forth herein. In the event that either party seeks enforcement of this Agreement in any legal or equitable proceeding, the prevailing party in such proceeding shall be entitled to recover from the other party all expenses attributable to such proceeding, including interest, court costs and attorneys fees.

     8.     ENTIRE  AGREEMENT.   This  Agreement,  the  documents to be executed
            -----------------
hereunder, and each Exhibit attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

     9.     WARRANTIES.  There  are  no  warranties,  representations  or  other
            ----------
agreements between the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto.

     10.     AMENDMENTS.  No  supplement,  amendment,  alteration, modification,
             ----------
waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

     11.     WAIVER.  No  waiver of any of the provisions of this Agreement will
             ------
be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing.

     12.     CAPTIONS.  The  captions in this Agreement are for convenience only
             --------
and may not be considered a part of or as affecting the construction or interpretation of any provision of this Agreement.

     13.     ASSIGNABILITY.  Purchaser  may  not  assign  any  of  its  rights
             -------------
hereunder without Seller's written consent. This Agreement binds and inures to the benefit of the Parties hereto and their respective heirs, successors, representatives, assigns and transferees.

     14.     APPLICABLE LAW.  THIS AGREEMENT, OTHER DOCUMENTS DELIVERED PURSUANT
             --------------
HERETO AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE VALIDITY OF THE VARIOUS CONVEYANCES AFFECTING THE TITLE TO REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED. THIS AGREEMENT IS PERFORMABLE IN AND VENUE SHALL LIE IN HARRIS COUNTY, TEXAS TO THE EXCLUSION OF OTHER VENUES.

     15.     NOTICES.  Any  notice, communication, request, instruction or other
             -------
document required or permitted hereunder shall be given in writing by certified mail, return receipt requested, postage prepaid, or by overnight courier, prepaid telegram, or personal delivery to following address, unless written notice of an alternate address is delivered to the sending party prior to its dispatch of the notice or communication:

     If  to  Barbee  Group:        Mr.  Bill  J.  Barbee
                                   301  S.  Polk,  Suite  450  South
                                   Amarillo,  Texas  79101
                                   Fax:  (806)  373-9562

     If  to  Petrosearch:          Petrosearch  Corporation
                                   4801 Woodway Drive
                                   Suite 300E

                                   Houston, Texas  77056
                                   FAX:  (530) 326-2930

All notices will be deemed to have been given as of the date of receipt.

     16.     FEES  AND  TRANSACTION  EXPENSES.  Except  as  otherwise  provided
             --------------------------------
herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction, including, without limitation, fees and expenses of its own counsel and accountants, and shall not be entitled to any reimbursement therefor from any other party hereto. The Parties warrant and represent to each other that no brokerage commission shall become due or owing to any party as a result of this transaction other than the overriding royalty interest payable to J. B. Cox by Petrosearch under a separate Consulting Agreement of even date.

     17.     BINDING  ARBITRATION.  ANY  CONTROVERSY  OR CLAIM ARISING OUT OF OR
             --------------------
RELATING TO THIS AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION OR ALLEGED BREACH THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN HOUSTON, TEXAS IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES ("RULES") OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CONTROVERSY OR CLAIM IS SUBMITTED TO ARBITRATION, PROVIDED, HOWEVER, THAT THE PARTIES MAY MUTUALLY AGREE TO USE AN ARBITRATION BODY OTHER THAN THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR SHALL HAVE JURISDICTION TO DETERMINE ANY SUCH CLAIM AND MAY GRANT ANY RELIEF OTHER THAN PUNITIVE OR EXEMPLARY DAMAGES AUTHORIZED BY LAW FOR SUCH CLAIM, INCLUDING SPECIFIC PERFORMANCE. ANY SUCH ARBITRATION SHALL BE CONCLUDED WITHIN 120 DAYS OF INITIATION OF THE ARBITRATION. ANY CONTROVERSY OR CLAIM WHICH IS THE SUBJECT OF ARBITRATION SHALL BE DEEMED WAIVED AND SHALL BE FOREVER BARRED IF ARBITRATION IS NOT INITIATED BY THE AGGRIEVED PARTY BY MAKING DEMAND FOR ARBITRATION AND TENDERING THE APPLICABLE AMERICAN ARBITRATION ASSOCIATION FILING FEE TO THE AMERICAN ARBITRATION ASSOCIATION WITHIN 6-MONTHS OF THE DATE THE CONTROVERSY OR CLAIM FIRST ARISES. IN ANY ARBITRATION UNDER THIS PARAGRAPH, ANY AND ALL RULES OF DISCOVERY SET FORTH IN THE TEXAS RULES OF CIVIL PROCEDURE SHALL BE APPLICABLE. EACH PARTY TO THE ARBITRATION SHALL BEAR THE INITIAL FILING FEES AND CHARGES REQUIRED BY THE ARBITRATION ADMINISTRATOR, PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD REIMBURSEMENT OF ALL SUCH COSTS AND FEES TO THE PREVAILING PARTY AS A PART OF ITS AWARD. THIS PARAGRAPH SHALL LIKEWISE BE SPECIFICALLY ENFORCEABLE IN A COURT OF COMPETENT JURISDICTION SHOULD THE PARTY NOT DEMANDING ARBITRATION REFUSE TO PARTICIPATE IN OR FULLY COOPERATE WITH THE
ARBITRATION  PROCESS.

     18.     COUNTERPARTS/FACSIMILE  SIGNATURES.  This Agreement may be executed
             ----------------------------------
in counterpart originals, each of which shall be treated as a fully executed original hereof when all parties hereto have executed such a counterpart. A facsimile signature shall be treated as an original signature unless an original signature is required by law.

     EXECUTED effective as of the date set forth above.


                                        PETROSEARCH  CORPORATION

                                        By:  /s/
                                           -------------------------------------
                                           Dan  Denton,  COO  &  Exec.  V.  P.


                                        BARBEE  EXPLORATION,  INC.

                                        By:  /s/
                                           -------------------------------------
                                           Bill  J.  Barbee,  President

                                   EXHIBIT "A"
                                   -----------

                     [Form of Overriding Royalty Assignment]

                                   EXHIBIT "B"
                                   -----------

              [Form of Confidentiality Non-Circumvention Agreement]

                        AGREEMENT EXTENDING CONTRACT TERM
                        ---------------------------------

     This Agreement Extending Contract Term ("Agreement") is made this 18th day of March, 2005, between PETROSERACH ENERGY CORPORATION, a Nevada corporation ("PEC"), successor by merger to PETROSEARCH CORPORATION ("Petrosearch") and BARBEE EXPLORATION, INC. ("Barbee").

                                    RECITALS:

     A. Petrosearch Corporation, a Texas corporation, and Barbee entered into a certain Prospect Generation Agreement (the "Agreement") dated May 1, 2004.

     B. The Agreement expires on April 1, 2005, but both Petrosearch and Barbee desire to effect an extension of the current term.

                               TERMS OF EXTENSION:

     NOW, THEREFORE, FOR VALUE RECEIVED, Petrosearch and Barbee agree as follows:

     1.     LENGTH  OF  EXTENSION/AUTOMATIC  RENEWAL.  The  Agreement  is hereby
            ----------------------------------------
amended to extend the current expiration date from April 1, 2005, to August 1, 2005. Thereafter, this Agreement shall automatically renew for successive 6-month periods unless either party notifies the other party in writing of its election to terminate this Agreement at least 30 days prior to the expiration of the particular 6-month period.

     2.     OTHER  STIPULATIONS.  Barbee  hereby  consents  to  the  transfer by
            -------------------
merger of the Agreement to PEC. PEC and Barbee hereby amend the first sentence of paragraph 13 of the Agreement to read: "Barbee may not assign any of its rights hereunder without PEC's written consent."

     3.     BINDING  ON HEIRS AND ASSIGNS.  This Agreement shall inure to and be
            -----------------------------
binding upon PEC and Barbee and their respective heirs, representatives, successors and assigns.

     EXECUTED as of the Effective Date.

                                        PETROSEARCH  ENERGY  CORPORATION

                                        By:_____________________________
                                        Name:  _________________________
                                        Title:  ________________________


                                        BARBEE  EXPLORATION,  INC.

                                        By:______________________________
                                             Bill J. Barbee, President